PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Feb. 16, 2005*

Product Name                                                                                       Prospectus Form #  SAI Form #

Wells Fargo Advantage(R) Select Variable Annuity                                                        45302 A        S-6318 A

Wells Fargo Advantage Choice(SM) Select Variable Annuity                                                45305 A        S-6318 A

Wells Fargo Advantage(R) Builder Select Variable Annuity                                                45303 A        S-6318 A

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.



45302-8 A (2/05)

Valid until next prospectus update.

* Destroy April 29, 2005.